                                 SEVENTH AMENDMENT

       SEVENTH AMENDMENT dated as of October 13, 1999 (this "AMENDMENT"), is made by and among LAMONTS APPAREL, INC., a Delaware corporation (the "BORROWER"), having its principal place of business at 12413 Willows Road N.E., Kirkland, WA 98034, BANKBOSTON RETAIL FINANCE INC., a Delaware corporation ("BBRF"), THE CIT GROUP/BUSINESS CREDIT, INC. and the other lending institutions that are or may become party to the Loan Agreement referred to below (together, the "BANKS"), and BANKBOSTON, N.A., as agent for the Banks (the "AGENT") amending certain provisions of the Amended and Restated Debtor in Possession and Exit Financing Loan Agreement by and among the Borrower, the Banks, and the Agent dated as of September 26, 1997, as previously amended by a First Amendment dated as of January 8, 1998, a Second Amendment dated as of April 1, 1998, a Third Amendment dated as of September 23, 1998, a Fourth Amendment dated as of April 13, 1999, a Fifth Amendment dated as of July 9, 1999 and a Sixth Amendment dated as of July 31, 1999 (as so amended, the "LOAN AGREEMENT"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein as assigned to such terms in the Loan Agreement.

       WHEREAS, the Borrower has requested that the Banks and the Agent agree to amend the terms of the Loan Agreement in order, among other things, to extend the respective maturity dates of the loan facilities set forth therein; and

       WHEREAS, the Banks and the Agent are willing to amend the terms of the Loan Agreement to provide for such extension, among other things, upon the terms and subject to the conditions contained herein;

       NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. AMENDMENTS TO THE LOAN AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment, the Loan Agreement is hereby amended as follows:

       1.1.   AMENDMENTS TO DEFINITIONS.

       (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Borrowing Base" in its entirety and by replacing it with the following new definition:

              "BORROWING BASE: At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent pursuant to Section 10.1(a)(iv), which is equal to:

                     (a) Except as otherwise provided in paragraph (b) hereof, at any time on or after the Exit Facility Date:

                     (i) 65% of the result of (A) Eligible Inventory at such time, MINUS (B) the Inventory Shrink Reserve; MINUS

                     (ii) the aggregate amount of any Landlord Lien Reserves with respect to all Specified Leases at such time; MINUS

                     (iii)  the Layaway Deposit Reserve.

                     (b) During the period commencing on January 15 of each year and ending on June 30 of such year and during such portion of such period in which no Event of Default has occurred and is continuing (unless such requirement has been waived by the Term Loan Lender):

                     (i) the Adjusted Advance Rate of the result of (A) Eligible Inventory at such time, MINUS (B) the Inventory Shrink Reserve; MINUS

                     (ii) the aggregate amount of any Landlord Lien Reserves with respect to all Specified Leases at such time; MINUS

                     (iii)  the Layaway Deposit Reserve.

       PROVIDED, however, that the Agent shall be entitled to make reasonable adjustments from time to time to the Borrowing Base formula and components thereof, including without limitation the Adjusted Advance Rate or any other applicable advance rate, on the basis of inventory liquidation analyses, commercial finance examinations, or collateral audits."

       (b) Section 1.1 of the Loan Agreement is hereby further amended by deleting the definitions of "Additional Closing Fee Calculation Date" and

"Additional Closing Fee Prepayment Amount" in their entirety and by replacing them with the following new definitions:

              "ADDITIONAL CLOSING FEE CALCULATION DATE: The earlier of January 31, 2000 or payment in full of the Term Loan."

              "ADDITIONAL CLOSING FEE PREPAYMENT AMOUNT: An aggregate amount equal to $660,549.66, which shall be payable in two installments, with the first such installment payable on the first anniversary of the Effective Date in the amount of $500,000 (which the parties agree has been paid prior to the Seventh Amendment Date) and with the second such installment payable on the Seventh Amendment Date in the amount of $160,549.66."

       (c) Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of "Exit Commitment" set forth therein in its entirety and by replacing it with the following:

              "EXIT COMMITMENT: With respect to each Revolving Credit Bank, the amount of such Revolving Credit Bank's commitment to make Exit Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower up to such Revolving Credit Bank's Commitment Percentage of an aggregate amount not to exceed $32,000,000; PROVIDED THAT (i) during the period commencing on October 1 of each year and ending on December 1 of such year such aggregate amount shall be increased to $38,000,000 (and shall automatically decrease to $32,000,000 again on December 2 of such year);
       (ii) such aggregate amount may be reduced from time to time or terminated hereunder as provided in this Agreement; and (iii) so long as any Derivative Contract is in effect, the aggregate amount of the Exit Commitments shall be reduced by any amount by which the sum of all Derivative Contract Termination Obligations exceeds $600,000."

       (d) Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of "Exit Maturity Date" set forth therein in its entirety and by replacing it with the following:

              "EXIT MATURITY DATE: January 31, 2002; PROVIDED THAT, in the event that the Exit Maturity Date is otherwise scheduled to extend beyond the Term Loan Maturity Date, the Exit Maturity Date shall be concurrent with the Term Loan Maturity Date."

       (e) Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of "Extension Fee" set forth therein in its entirety and by replacing it with the following:

              "EXTENSION FEE:  See Section 6.1(h)."

       (f) Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of "Extension Period" set forth therein in its entirety and by replacing it with the following:

              "EXTENSION PERIOD: As applicable, (a) the period from January 31, 2000 through January 31, 2001 or (b), if the Term Loan Maturity Date is extended for a one year period upon satisfaction of the conditions set forth in Section 9.4, the period from February 1, 2001 through January 31, 2002."

       (g) Section 1.1 of the Loan Agreement is hereby amended by deleting the last sentence of the definition of "Inventory Shrink Reserve" in its entirety and by replacing it with the following new sentence:

              "The parties acknowledge and agree that as of the Seventh Amendment Date, the Inventory Shrink Reserve Percentage is 2.32%."

       (h) Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of "Majority Revolving Credit Banks" in its entirety and by replacing it with the following:

              "MAJORITY REVOLVING CREDIT BANKS: As of any date, (a) if there are two (2) or fewer Revolving Credit Banks, all Revolving Credit Banks, and (b) if there are three (3) or more Revolving Credit Banks, (i) the Revolving Credit Banks holding at least 51% of the outstanding principal amount of the Revolving Credit Notes on such date, and (ii) if no such principal is outstanding, the Revolving Credit Banks whose aggregate Exit Commitments constitute at least 51% of the Total Exit Commitment."

       (i) Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of "Term Loan Maturity Date" set forth therein in its entirety and by replacing it with the following:

              "TERM LOAN MATURITY DATE: January 31, 2001, or, if the conditions to the extension of the Term Loan Maturity Date for a one year period set forth in Section 9.4 have been satisfied, January 31, 2002."

       1.2. NEW DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended by adding to Section 1.1 in the appropriate location in the alphabetical sequence the following new definitions:

              "ADJUSTED ADVANCE RATE: A percentage equal to the lesser of (i) 70% and (b) 0.85 multiplied by the Net Appraised Value Percentage then in effect; PROVIDED THAT the Adjusted Advance Rate determined in accordance with the foregoing formula shall not be less than 65%."

              "ADVANCE RATE INCREASE FEE:  See Section 6.1(i)."

              "COLLATERAL MONITOR: BankBoston Retail Finance Inc., a Delaware corporation."

              "EXCESS AVAILABILITY: As of any date, (a) the lesser of (i) the Total Exit Commitment and (ii) the Borrowing Base, MINUS (b) the Total Revolver Outstandings, MINUS (c) the aggregate amount of all accounts payable of the Borrower that have not been paid in the ordinary course of business consistent with past practices and which are overdue in accordance with the trade terms comprising such practices."

              "INTERNATIONAL STANDBY PRACTICES: With respect to any standby Letter of Credit, International Standby Practices (ISP98) as promulgated by the Institute of International Banking Law and Practice, Inc., or any successor code of standby Letter of Credit Practices among banks adopted by the Agent in the ordinary course of its business as a standby Letter of Credit issuer and in effect at the time of issuance of such Letter of Credit."

              "LAYAWAY DEPOSIT RESERVE: At any time, the aggregate amount of all deposits and other payments made to the Borrower by its customers in respect of inventory being held on "layaway" for such customers pending full payment of the purchase price thereof."

              "NET APPRAISED VALUE PERCENTAGE: The net recovery value of the Borrower's inventory expressed as a percentage of the cost thereof, as set forth in the liquidation analysis most recently conducted (at the time of reference) by The Nassi Group, following the same practices that The Nassi Group has utilized in the preparation of inventory liquidation analyses for the Agent prior to the Seventh Amendment Date. If the Agent elects to use a liquidation specialist other than The Nassi Group, the Net Appraised Value Percentage shall be such percentage as determined by such other liquidation specialists utilizing, to the extent practicable, the practices utilized by The Nassi Group prior to the Seventh Amendment Date."

              "SEVENTH AMENDMENT DATE: The first date on which the conditions to the effectiveness of the Seventh Amendment to this Agreement have been satisfied."

       1.3 AMENDMENT TO CLEAN-DOWN PROVISION. Section 2.4(d) of the Loan Agreement is hereby amended by deleting the amount "$20,500,000" where it appears in the seventh line thereof and by replacing it with the amount "$22,500,000".

       1.4 AMENDMENT TO LETTER OF CREDIT PROVISIONS. Section 4.1.2 of the Loan Agreement is hereby amended by inserting, at the end of the last sentence thereof, the words "or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices".

       1.5 AMENDMENT TO FEE PROVISIONS. Section 6.1 of the Loan Agreement is hereby amended by deleting subsections (g) and (h) thereof in their entirety and by replacing them with the following new subsections:

              "(g)   if the Term Loan has not been paid in full prior to the
       first anniversary of the Effective Date, to the Agent for the account of the Term Loan Lender the Additional Closing Fee. The Borrower shall pay the Additional Closing Fee in installments on the first anniversary of the Effective Date and on the Seventh Amendment Date in the respective amounts equal to the portion of the Additional Closing Fee Prepayment Amount payable on each such date in accordance with the definition of Additional Closing Fee Prepayment Amount, PROVIDED THAT promptly following the Additional Closing Fee Calculation Date, any amount by which the Additional Closing Fee Prepayment Amount exceeds the Additional Closing Fee shall be refunded by the Term Loan Lender to the Borrower or applied to any Extension Fee, if applicable, in each case without interest;

              (h) to the Agent for the account of the Term Loan Lender on each applicable Extension Date a fee in an amount equal to the principal amount of the Term Loan outstanding on such date multiplied by 5% (each, an "Extension Fee"); PROVIDED THAT promptly following the earlier to occur of (A) the last day of the applicable Extension Period, or (B) payment in full of the Term Loan, the Borrower shall be entitled to a refund from the Term Loan Lender of any Extension Fee previously paid to the extent that such Extension Fee exceeded an amount equal to the average daily balance of the Term Loan during the applicable Extension Period multiplied by 5% (PRO RATED for the actual number of days in such period). Any such refund shall be without interest and shall be credited against any further Extension Fee, if applicable, or shall otherwise be reimbursed to the Borrower upon payment in full of the Term Loan; and

              (i) to the Agent for the account of the Term Loan Lender on January 15 of each year occurring after the Seventh Amendment Date (other than any year in which the Term Loan Maturity Date has not been extended beyond January 31 of such year) a fee in the amount of $50,000 (each an "Advance Rate Increase Fee"); PROVIDED THAT promptly following June 30 of each year in which an Advance Rate Increase Fee has been paid, the Borrower shall be entitled to a refund from the Term Loan Lender of a portion of the Advance Rate Increase Fee determined by multiplying such fee by a fraction, the denominator of which is the number of days in the period from January 15 to June 30, and the numerator of which is the number of days during such period in which (A) clause (b) of the definition of Borrowing Base did not apply by reason of the occurrence and continuance of an Event of Default or (B) clause (b) of such definition does apply but the Adjusted Advance Rate is 65%."

       1.6. AMENDMENT TO REPRESENTATIONS AND WARRANTIES. Section 8 of the Loan Agreement is hereby amended by inserting, immediately after subsection (x) thereof, the following new subsection:

              "(y)   The Borrower and its Subsidiaries have reviewed the areas
       within their businesses and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (i.e. the risk that computer applications used by the Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review, each of the Borrower and its Subsidiaries reasonably believes that the "Year 2000 Problem" will not have any materially adverse effect on the business or financial condition of the Borrower or any of its Subsidiaries."

       1.7. AMENDMENT TO CONDITIONS PRECEDENT. Section 9.4 of the Loan Agreement is hereby amended by deleting in its entirety the phrase "for two (2) consecutive one year periods subject to the satisfaction, for each such extension" where it appears in the second and third lines thereof and by replacing it with the phrase "for a single one year period ending on January 31, 2002, subject to the satisfaction".

       1.8    AMENDMENTS TO AFFIRMATIVE COVENANTS.

       (a) Section 10.1(a) of the Loan Agreement is hereby amended by deleting the date "January 29, 2000" appearing in the fifth line of clause (vi) thereof and replacing it with the date "February 2, 2002".

       (b) Section 10.1(a) of the Loan Agreement is hereby further amended by deleting the word "and" at the end of the clause (viii) thereof, by deleting the period at the end of clause (ix) thereof and replacing it with a semicolon and the word "and", and by inserting the following new clause (x) immediately after clause (ix) thereof:

              "(x)   the reports, notices, materials or other information
       concerning the Borrower or its Subsidiaries set forth on SCHEDULE 10.1(a) attached hereto at the times set forth on such schedule, each to be in form reasonably acceptable to the Agent."

       (c) Section 10.1(b) of the Loan Agreement is hereby amended by deleting each reference therein to the "Agent" and by replacing each such reference with a reference to the "Agent and/or the Collateral Monitor".
Section 10.1(b) of the Loan Agreement is further amended by deleting the phrase "two (2)" set forth in the sixteenth line thereof and by replacing such phrase with the phrase "three(3)".

       (d) Section 10.1 of the Loan Agreement is hereby further amended by deleting the period at the end of subsection (l) thereof and by replacing such period with a semicolon and the word "and", and by inserting, immediately after subsection (l) thereof, the following two new subsections:

              "(m)   the Agent or the Collateral Monitor may from time to time
       conduct "mystery shopping" visits to any or all of the Borrower's business premises, shall provide to the Borrower a copy of any written report of the results of such "mystery shopping" issued by any third party "mystery shopper" engaged by the Agent or the Collateral Monitor, and all reasonable expenses incurred by the Administrative Agent with respect to such visits shall be reimbursed by the Borrower pursuant to
       Section 16.1; and

              (n) the Borrower shall perform all acts reasonably necessary to ensure that the Borrower and its Subsidiaries shall become "Year 2000 Compliant" (i.e., that all software, hardware, firmware, equipment, goods or systems utilized by such Person in its business or operations will properly perform date sensitive functions before, during and after December 31, 1999) in a timely manner, including performing a comprehensive review and assessment of all material systems of the Borrower and its Subsidiaries and, if and as reasonably necessary or appropriate, adopting a plan, with itemized budget, if appropriate, for the remediation, monitoring and testing of such systems."

       1.9. AMENDMENT TO NEGATIVE COVENANT. The Loan Agreement is hereby amended by deleting Section 10.2(l) thereof in its entirety and by replacing it with the following new section:

              "(l)   permit the aggregate number of stores or other retail
       outlets of the Borrower (i) to exceed thirty-eight (38) stores or other retail outlets during the Borrower's fiscal year ending January 29, 2000, or (ii) to increase by more than four (4) stores or other retail outlets during any subsequent fiscal year of the Borrower;"

       1.10.  AMENDMENTS TO FINANCIAL COVENANTS.

       (a) The Loan Agreement is hereby amended by deleting Section 10.3(a) thereof in its entirety and by replacing it with the following new section:

              "(a)   Make Capital Expenditures in any period described in the
       table below that exceed, in the aggregate, the amount set forth opposite such period in such table:

                  Period                                    Amount
                  ------                                    ------
       January 31, 1999 - January 29, 2000                $5,500,000

       January 30, 2000 - February 3, 2001                $6,000,000

       February 4, 2001 - February 2, 2002                $6,000,000

       PROVIDED, THAT the Borrower may make additional Capital Expenditures, in an aggregate amount not to exceed $3,000,000 in any fiscal year of the Borrower (together, "Additional Capital Expenditures") in accordance with the following provisions:

              (i) in the event that the Borrower (x) issues equity securities in a transaction otherwise permitted by the Agreement or
                     (y) receives payments arising out of a settlement or other resolution of the Hickel Litigation, the Borrower may make additional Capital Expenditures in an amount not to exceed the net proceeds (after deduction of all costs, fees and expenses related thereto) thereof, so long as the Borrower has demonstrated to the satisfaction of the Agent that, after giving effect to all Additional Capital Expenditures on a PRO FORMA basis, Excess Availability exceeds $5,000,000;

              (ii) in the event that Excess Availability exceeds $7,500,000 for a period of ninety (90) or more consecutive days, the Borrower may make additional Capital Expenditures, so long as the Borrower has demonstrated to the satisfaction of the Agent that, after giving effect to all Additional Capital Expenditures on a PRO FORMA basis, Excess Availability exceeds $5,000,000; and

              (iii) in the event that the cost to the Borrower of "building out" any single new store or other retail outlet is less than $450,000, the Borrower may make additional Capital Expenditures consisting of expenditures related to such build outs with respect to no more than two stores in any fiscal year of the Borrower, so long as the Borrower has demonstrated to the satisfaction of the Agent that, after giving effect to all Additional Capital Expenditures on a PRO FORMA basis, Excess Availability exceeds $2,500,000."

       (b) The Loan Agreement is hereby amended by deleting Section 10.3(d) thereof in its entirety and by replacing it with the following new Section 10.3(d):

       "(d)   Permit, as at the end of any of the fiscal quarters ending on the dates set forth in the table below, (x) the aggregate amount of the Borrower's inventory wherever located (so long such location is permitted by the terms of this Agreement), valued at Book Value, DIVIDED BY (y) the aggregate number of stores or other retail outlets of the Borrower on such date, (i) to be less than the minimum amount set forth opposite such date in such table, or (ii) to exceed the maximum amount set forth opposite such date in such table:

                     Date          Minimum Amount      Maximum Amount
                     ----          --------------      --------------
            October 30, 1999       $1,550,000          $1,781,000

            January 29, 2000       $1,073,000          $1,284,000

            April 29, 2000         $1,111,000          $1,321,000

            July 29, 2000          $1,163,000          $1,374,000


                                         -11-

            October 28, 2000       $1,550,000          $1,761,000

            February 3, 2001       $1,045,000          $1,255,000

            May 5, 2001            $1,171,000          $1,382,000

            August 4, 2001         $1,226,000          $1,436,000

            November 3, 2001       $1,632,000          $1,842,000

            February 2, 2002       $1,103,000          $1,313,000"

       (c) Section 10.3(e) of the Loan Agreement is hereby amended by deleting the table set forth therein in its entirety and by replacing it with the following new table:

                     "Date                 Minimum Ratio
                      ----                 -------------
            October 30, 1999                1.00 to 1.00
            January 29, 2000                1.20 to 1.00
            April 29, 2000                  1.15 to 1.00
            July 29, 2000                   1.15 to 1.00
            October 28, 2000                1.20 to 1.00
            February 3, 2001                1.20 to 1.00
            May 5, 2001                     1.15 to 1.00
            August 4, 2001                  1.15 to 1.00
            November 3, 2001                1.20 to 1.00
            February 2, 2002               1.20 to 1.00"

       1.11. AMENDMENT TO EXPENSE PROVISIONS. Section 16.1 of the Loan Agreement is hereby amended by inserting the phrase "mystery shoppers (absent the continuance of a Default or an Event of Default, not to exceed $1,500 in the aggregate for each fiscal year of the Borrower)" between the words "independent appraiser)," and the words "and other potential advisors" in the tenth line thereof.

       1.12. AMENDMENT TO SCHEDULES. The Loan Agreement is hereby amended by attaching, as SCHEDULE 10.1(a) thereto, SCHEDULE 10.1(a) attached to this Amendment.

       2. AMENDMENT FEE. The Borrower agrees to pay to the Agent, for the respective accounts of the Revolving Credit Banks in accordance with their respective Commitment Percentages, an amendment fee in respect of this Amendment in the amount of $160,000. The Borrower agrees to pay such amendment fee on the effective date of this Amendment, and hereby authorizes the Agent to debit the Operating Account to pay such amendment fee on such date.

       3.  REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT;
AUTHORIZATION. The Borrower hereby represents, warrants and covenants to the Banks and the Agent as follows:

       (a) Each of the representations and warranties of the Borrower contained in the Loan Agreement or in any other Loan Documents was true and correct as of the date as of which it was made and is true and correct in all material respects as of the date of this Amendment except to the extent such representations and warranties expressly related to a prior date (in which case they shall be true and correct as of such earlier date). No Default or Event of Default has occurred and is continuing as of the date of this Amendment (after giving effect to this Amendment).

       (b) This Amendment has been duly authorized, executed and delivered by the Borrower.

       (c) This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

       4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to satisfaction of the following conditions on or prior to October 31, 1999:

       (a) This Amendment shall have been duly executed and delivered by the Borrower, the Banks, and the Agent.

       (b) The Agent shall have received Exit Notes or amended and restated Exit Notes, as the case may be, payable to the order of each of the Banks, duly completed with appropriate insertions, duly executed and delivered by the Borrower and otherwise in form and substance satisfactory to the Agent.

       (c) The Agent shall have received copies, certified by a duly authorized officer of the Borrower as of the date hereof, of the resolutions of the board of directors of the Borrower approving the transactions contemplated hereby and the execution and delivery of this Amendment, and as to the titles, incumbency, and specimen signatures of the officers signing this Amendment and the documents relating thereto.

       (d) The Agent shall have received a copy, certified by a duly authorized officer of the Borrower to be true and complete, of each of its Charter Documents as in effect on the date of this Amendment.

       (e) The Agent shall have received from the Borrower an update of the Perfection Certificate delivered by the Borrower on the Effective Date certified to be true, correct and complete by a duly authorized officer of the Borrower and the results of UCC searches with respect to the Collateral located in any new locations referred to therein, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

       (f) All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to perfect, protect and preserve the security interest of the Agent in any Collateral located at any new locations referred to in the updated Perfection Certificate shall have been duly effected, and the Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

       (g) The Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the date hereof, in form and substance satisfactory to the Agent, from Heller Ehrman White & McAuliffe, counsel to the Borrower.

       (h)    The Agent shall have received the amendment fee referred to in
Section 2 above and the portion of the Additional Closing Fee Prepayment Amount payable on the Seventh Amendment Date in accordance with the definition of Additional Closing Fee Prepayment Amount.

       (i) The Agent shall have received written confirmation of approval of this Amendment executed by the Surety and written ratification of the Supplemental Guaranty (as defined in the Purchase and Guaranty Agreement) executed by the Guarantor (as defined in the Purchase and Guaranty Agreement), each in form and substance satisfactory to the Agent.

       (j) The Agent shall have received such other documents or instruments relating hereto as the Agent shall have reasonably requested.

       5. AMENDMENT AND RESTATEMENT. The Borrower, the Banks and the Agent hereby covenant and agree to enter into an amendment and restatement of the Loan Agreement in order to incorporate therein this Amendment and any other amendments thereof to date and to eliminate therefrom provisions relating specifically to the Case.

       6. CONSENT TO ASSIGNMENT. Immediately prior to the execution of this Amendment, BankBoston, N.A. ("BkB") transferred and assigned to BBRF its entire interest in and its rights, benefits, indemnities and obligations under the Loan Agreement (other than in its capacity as Agent for the Banks under the Loan Agreement) pursuant to (a) an Assignment and Acceptance (Revolving Credit) between BkB and BBRF of even date herewith and (b) an Assignment and Acceptance (Term Loan) between BkB and BBRF of even date herewith (together, the "Assignment and Acceptances"). Each of the Borrower and the Banks hereby acknowledges that it has received a copy of the Assignment and Acceptances and consents to such transfer and assignment on the terms set forth therein. The foregoing consent and any consent set forth in such Assignment and Acceptances shall not be deemed to constitute a waiver of any applicable requirement of the Loan Agreement that any other assignee of a Bank be an Eligible Assignee.

       7. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents, and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.

       8. NO OTHER CHANGES; NO IMPLIED WAIVER. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall be unaffected hereby and shall continue in full force and effect, and nothing contained herein shall constitute a waiver by the Agent or any Bank of any right, remedy, Default, or Event of Default, or impair or otherwise affect any Obligations, any other obligations of the Borrower, or any right of the Agent or any Bank consequent thereon. The Borrower acknowledges that the Loan Agreement as amended hereby contains provisions giving the Agent the right to modify or adjust certain provisions thereof, including without limitation the Borrowing Base formula and components thereof, and hereby acknowledges and agrees that neither the Agent nor any of the Banks has waived its right to enforce such provisions, whether through course of dealing or otherwise.

       9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

       10. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

       IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                              LAMONTS APPAREL, INC.



                              By:/s/ Debbie Brownfield
                                   Name:  Debbie Brownfield
                                   Title:  EVP & CFP


                              BANKBOSTON, N.A., as Agent


                              By:/s/ Betsy Ratto
                                   Name:  Elizabeth A. Ratto
                                   Title:  VP


                              BANKBOSTON RETAIL FINANCE INC.,
                              in its respective capacities as a Revolving Credit Bank and as Term Loan Lender


                              By: /s/ Joseph V. Balsamo
                                   Name:  Joseph V. Balsamo
                                   Title:  VP


                              THE CIT GROUP/BUSINESS CREDIT,
                              INC., as a Revolving Credit Bank


                              By: /s/ Cecil Chinery
                                   Name:  Cecil Chinery
                                   Title:  VP

                             CONFIRMATION OF THE SURETY
                                        AND
                                  OF THE GUARANTOR




     The Surety hereby confirms approval of the foregoing amendment in all respects and directs the Term Loan Lender to give its consent thereto. The Guarantor (as defined in the Purchase and Guaranty Agreement) hereby ratifies and confirms the Supplemental Guaranty (as defined in the Purchase and Guaranty Agreement) in all respects, and agrees that the Supplemental Guaranty, after giving effect to foregoing amendment, shall continue in full force and effect.


                              SPECIALTY INVESTMENT I LLC


                              By: /s/ Alan R. Goldstein
                              Name:  Alan R. Goldstein
                              Title:   CFO & Mgr


                              GORDON BROTHERS PARTNERS,
                              INC.


                              By: /s/ Alan R. Goldstein
                              Name:  Alan R. Goldstein
                              Title:  CFO / EVP

                                  SCHEDULE 10.1(a)

                         ADDITIONAL REPORTING REQUIREMENTS

     --------------------------------------------------------------------------
                    REPORT                             FREQUENCY
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
        Sales Audit Reconciliation      Weekly, on each Wednesday for the
          (BBRF Form)                   immediately preceding week
     --------------------------------------------------------------------------
        Stock Ledger by Zone            Monthly, within twenty (20) days after
                                        the end of each month for the month
                                        then ended
     --------------------------------------------------------------------------
        Store Activity                  Monthly, within thirty-five (35) days
          (reported with Compliance     after the end of each month for the
          Certificate)                  month then ended
     --------------------------------------------------------------------------
        Inventory Reconciliation        Monthly, within thirty-five (35) days
                                        after the end of each month for the
                                        month then ended
     --------------------------------------------------------------------------
        Inventory Aging                 Monthly, within thirty-five (35) days
                                        after the end of each month for the
                                        month then ended
     --------------------------------------------------------------------------

Reports should be sent to:

     Daniel J. Williams
     BankBoston Retail Finance Inc.
     40 Broad Street
     Boston, Massachusetts 02109

     Tel:      617 434 4045
     Fax:      617 434 4339